SUMMARY PROSPECTUS ï APRIL 30, 2010 Van Kampen Life Investment Trust Government Portfolio

Class I Shares

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.vankampen.com/lit/government/I. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Portfolio’s prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2010, the Fund’s audited financial statements for the fiscal year ended December 31, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Portfolio’s annual report dated December 31, 2009, are all incorporated by reference into this Summary Prospectus. The Portfolio’s SAI and annual report may be obtained, free of charge, in the same manner as the Portfolio’s prospectus.

Investment Objective
The Portfolio’s investment objective is to seek to provide investors with high current return consistent with preservation of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Class I
Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.50%

Distribution and/or service (12b-1) fees	None

Other expenses	0.11%

Total annual portfolio operating expenses	0.61%

Fee waiver and/or expense reimbursement[1]	0.01%

Net annual portfolio operating expenses after fee waiver and/or expense reimbursement[1]	0.60%

1	The Portfolio’s investment adviser is currently waiving or reimbursing all or a portion of the Portfolio’s management fees and/or other expenses. The fee waivers and/or expense reimbursements are expected to continue (such that the net annual portfolio operating expenses after fee waivers and/or expense reimbursements do not exceed those amounts listed above) until such time that the Portfolio’s Board of Trustees acts to discontinue all or a portion of such fee waivers and/or expense reimbursements when it deems that such action is appropriate.

Example:
The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s net operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class I Shares	$62	$195	$340	$762

The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Portfolio Turnover
The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect Portfolio performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 407% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related or mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Under normal market conditions, the

Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in such securities and repurchase agreements fully collateralized by U.S. government securities. The Portfolio also may invest in collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). The Portfolio’s investment adviser purchases and sells securities for the Portfolio with a view toward seeking a high level of current income based on the analysis and expectations of the Portfolio’s investment adviser regarding interest rates and yield spreads between types of securities. The Portfolio may purchase and sell certain instruments known as “derivatives,” such as options, futures contracts, options on futures contracts, forward contracts and interest rate swaps or other interest rate-related transactions (collectively, also referred to in the Portfolio’s prospectus as Strategic Transactions) for various portfolio management purposes and to mitigate risks. The Portfolio may purchase and sell securities on a when-issued or delayed delivery basis.

Principal Investment Risks
An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Portfolio has no policy limiting the maturities of its investments, the Portfolio’s investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of four to six years. Thus, the Portfolio generally is subject to greater market risk than a portfolio investing solely in shorter-term securities but lesser market risk than a portfolio investing solely in longer-term securities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets and, while backed by the U.S. government, are not guaranteed against declines in their market prices. As interest rates change, zero coupon bonds often fluctuate more in price than securities that make regular interest payments and therefore may subject the Portfolio to greater market risk than a fund that does not own these types of securities.

•	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Credit risk should be low for the Portfolio because it invests primarily in U.S. government securities.

•	Income risk. The income you receive from the Portfolio is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Portfolio may drop as well. The more the Portfolio invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio’s income risk.

•	Prepayment risk. If interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio’s income and distributions to shareholders. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

•	Extension risk. The prices of debt securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

•	Active Trading Risk. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover.

•	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transaction; risks that the transaction may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid. Certain derivative instruments may give rise to a form of leverage, which could cause the Portfolio to sell securities when it may not be advantageous to do so and may cause volatility.

Annual Performance
One way to measure the risks of investing in the Portfolio is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Portfolio’s Class I Shares over the ten calendar years prior to the date of the Portfolio’s prospectus. The Portfolio’s performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower. Remember that past performance of the Portfolio is not indicative of its future performance.

Annual Return

The Portfolio’s return for the three-month period ended March 31, 2010 for Class I Shares was 1.12%. Updated performance information for the Portfolio is available on our web site at www.vankampen.com.

During the ten-year period shown in the bar chart, the highest quarterly return for Class I Shares was 5.01% (for the quarter ended September 30, 2001) and the lowest quarterly return for Class I Shares was –1.86% (for the quarter ended June 30, 2008).

Comparative Performance
As a basis for evaluating the Portfolio’s risks, the table below shows how the Portfolio’s performance compares with the Barclays Capital U.S. Government/Mortgage Index, a broad-based market index that the Portfolio’s investment adviser believes is an appropriate benchmark for the Portfolio. The Portfolio’s performance figures do not include sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the returns shown below would have been lower.

Average annual total returns are shown for the periods ended December 31, 2009 (the most recently completed calendar year prior to the date of the Portfolio’s prospectus). Remember that past performance of the Portfolio is not indicative of its future performance.

Average Annual Total Returns
for the Periods Ended	Past	Past	Past
December 31, 2009	1 Year	5 Years	10 Years

Van Kampen Government Portfolio — Class I Shares	0.98%	3.38%	5.13%

Barclays Capital U.S. Government/Mortgage Index (reflects no deduction for fees, expenses, taxes, commissions or sales charges)	1.96%	5.32%	6.31%

The current yield for the thirty-day period ended December 31, 2009 is 2.62% for Class I Shares. Investors can obtain the current yield of the Portfolio by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Management Services
Van Kampen Asset Management is the Portfolio’s investment adviser (the “Adviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

		Date Began
Name	Title with Adviser	Managing Fund

Sanjay Verma	Managing Director	2008

Jaidip Singh	Executive Director	2003

Purchase and Sale of Portfolio Shares
Shares of each portfolio are sold only to separate accounts (the “Accounts”) of various insurance companies taxed as domestic insurance companies for federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the “Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the contract owners (the “Contract Owners”). Such allocation rights, as well as sales charges and other expenses imposed on Contract owners by the Contracts, are further described in the accompanying Contract prospectus. Investors can contact their financial adviser for more information regarding the insurance company’s Accounts and class of the Portfolio’s shares available through such Accounts.

The Portfolio’s shares are redeemable. Payment for shares tendered for redemption by the insurance company is ordinarily made within seven days after tender in proper form. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form.

Tax Information
The Accounts may receive distributions from the Portfolio of dividends and capital gains, which may be taxable depending on the tax status of the insurance company to which the Account relates. See “Federal Income Taxation” in the Portfolio’s prospectus and the tax section of the accompanying Contract prospectus for more information.

Payments to Insurance Companies and Other Financial Intermediaries
The Portfolio and its related companies may pay affiliates and certain insurance companies and/or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the affiliates, insurance companies or other intermediary to recommend the Portfolio over another investment. Ask your insurance company for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2010 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: LITSUMGV I 4/10